                                                                    EXHIBIT 10.1

                                  AMENDMENT TO
                         EXECUTIVE PROTECTION AGREEMENT

         This Amendment is entered into as of the ___ day of _________, 2003 by and between ProLogis (formerly ProLogis Trust), a Maryland real estate investment trust (the "Trust"), and __________ (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Trust and the Executive are parties to an Executive Protection Agreement dated as of ______________ (the "Agreement"); and

         WHEREAS, the parties desire to amend certain provisions of the Agreement as herein provided.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "3. Change in Control. For purposes of this Agreement, a "Change in Control" means the happening of any of the following:

         (a) The consummation of a transaction, approved by the shareholders of the Trust, to merge the Trust into or consolidate the Trust with another entity, sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation, provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of the Trust, the surviving corporation or corporation directly or indirectly controlling the Trust or the surviving corporation, as the case may be, is held by the same persons (as defined below) (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of the Trust immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the Trust may be a new holder of such beneficial ownership.

         (b) The "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities representing 50% or more of the combined voting power of the Trust is acquired, other than from the Trust, by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the Trust).

         (c) At any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Trustees of the Trust cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Trust's shareholders, of each new trustee was approved by a vote of at least two-thirds of the trustees still in office at the time of such election or nomination who were trustees at the beginning of such period).

         For purposes of this Agreement, the following terms shall be defined as indicated:

         (i) The term "Beneficial Owner" shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

         (ii) Entities shall be treated as being under "common control" during any period in which they are "affiliates" of each other as that term is defined in the Exchange Act.

         (iii) The term "person" shall be as defined in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the Trust.

         (iv) The term "ProLogis Affiliate" shall mean ProLogis and any of its "affiliates" as that term is defined in the Exchange Act."

         2. Capitalized terms used in this Amendment but not specifically defined herein shall have the meanings ascribed thereto in the Agreement.

         3. Except as otherwise specifically modified hereby, the Agreement shall remain in full force and effect.

         4. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

         5. This Amendment may be executed in any number of counterparts, each of which may be deemed an original and all of which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Executive has hereunto set his hand and, pursuant to the authorization of its Board of Trustees, the Trust has caused this Amendment to be executed in its name and on its behalf, all as of the date first above written.


                                    EXECUTIVE



                                    -----------------------------------


                                    PROLOGIS


                                    By:
                                             --------------------------
                                             Edward S. Nekritz
                                             Managing Director